Stewart

CAPITAL

MID CAP FUND

a series of the
Stewart Capital Mutual Funds
(SCMFX)

SUMMARY PROSPECTUS 5•1•2014

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.stewartcap.com. You can also get this information at no cost by calling (877) 420-4440 or via email at stewartcapitalfund@umb.com. The current prospectus and statement of additional information, dated May 1, 2014, are incorporated by reference into this summary prospectus.

Investment Products Offered

Are Not FDIC Insured | You May Lose Money | Are Not Bank Guaranteed

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Fund Summary

Investment Objective

The Stewart Capital Mid Cap Fund (the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.60%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	1.56%
Expense Reduction/Reimbursement (2)	(0.35)%
Total Annual Fund Operating Expenses After Expense Reduction/Reimbursement	1.21%

(1)
The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)
The Fund’s Adviser has contractually agreed to reduce fees and absorb expenses of the Fund until April 30, 2015. The agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser.

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$123	$458	$817	$1,827

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may result in higher transaction costs and higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets plus borrowings in equity securities of mid-capitalization companies. The equity securities in which the Fund invests consist primarily of common stock. For these purposes, “mid-capitalization companies” are those that, at the time of purchase, have market capitalizations that fall within the market capitalization range of companies within the Russell MidCap® Value Index. As of February 28, 2014, market capitalizations of companies in the Russell MidCap® Value Index ranged from approximately $862.7 million to $28.4 billion with an average market capitalization of $11.1 billion.

The Fund typically invests in 30 to 60 companies whose stock prices, the Adviser believes, are lower than the actual value of the companies. In analyzing value, the Adviser focuses on whether the stock prices of these companies are priced at a discount to the present values of their future cash flows.

The Adviser prefers to invest in companies that do not need to rely on large amounts of leverage to execute their business plans. In selecting investments, the Adviser uses a number of criteria, including (but not limited to):

■	Industries and companies with high barriers to entry;

■	Industries and companies with high returns on invested capital;

■	Industries and companies with favorable demographics;

■	Industries and companies participating in major, long-term trends; and

■	Companies with strong management teams.

The Fund will invest in foreign companies that are traded on a U.S. exchange, and through depositary receipts. Depositary receipts, which can include American Depositary Receipts (“ADRs”), represent ownership of securities in foreign companies and are held in banks and trust companies.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

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Principal Risks

The Fund is designed for investors seeking capital appreciation in their investment over the long-term. Those investors should be willing to assume the risks of share price fluctuations that are typical for a fund focusing on equity investments. The Fund is not a complete investment program. There is no assurance the Fund will achieve its investment objective and the loss of your money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk.  This is the risk that the value of the Fund’s investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

Focused Portfolio Risk. Although the Fund is a diversified Fund, because the Fund invests in a limited number of companies, it may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value.

Mid Cap Risk. The Fund invests primarily in undervalued mid-cap stocks and therefore is subject to the possibility that value stocks or mid-cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result, and there can be no assurance that the Fund’s investment objective will be achieved.

Allocation Risk. This is the risk that the allocation of the Fund’s investments among economic sectors may have a more significant effect on the Fund’s net asset value when one of these sectors is performing more poorly than the others.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may actually be appropriately priced.

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Fund Performance

The performance information that follows illustrates the variability of the Fund’s returns, which provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance during each full calendar year since the Fund’s inception, and the table compares the Fund’s average annual returns over time with those of a broad measure of market performance. The chart and table assume that all dividend and capital gain distributions have been reinvested. The Fund’s past performance (before and after taxes) is no guarantee of how it will perform in the future. It may perform better or worse in the future. For performance data current to the most recent month-end, please call (toll-free) (877) 420-4440.

Annual Total Return for the Years Ended December 31

Best Quarter (2nd Quarter 2009):	19.62%
Worst Quarter (4th Quarter 2008):	-23.75%

Average Annual Total Returns (for the periods ended December 31, 2013)

	1 Year Return	5 Year Return	Life of Fund
Return Before Taxes	25.68%	21.98%	8.75%
Return After Taxes on Distributions	24.33%	21.50%	8.35%
Return After Taxes on Distributions and Sale of Fund Shares	15.63%	18.13%	7.05%
S&P 400® Midcap Index	33.50%	21.89%	9.21%
Russell MidCap® Value Index	33.46%	21.16%	6.80%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The returns for the S&P 400® Midcap Index and Russell MidCap® Value Index do not reflect the deduction of fees, expenses, or taxes.

Investment Adviser: Stewart Capital Advisors, LLC

Portfolio Managers: The following persons are members of the Fund’s portfolio management team: Malcolm Polley, Matthew Di Filippo, Jonathan V. Pavlik, Helena Rados-Derr and Nicholas J. Westrick. Each of the foregoing persons has been a member of the portfolio management team since the Fund commenced operations in December 2006 with the exceptions of Ms. Rados-Derr who has been a member of the Fund’s portfolio management team since December 2007 and Mr. Westrick who has been a member of the Fund’s portfolio management team since June 2011.

Purchase and Sale of Fund Shares: You may purchase shares of the Fund on any business day the New York Stock Exchange is open. The minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may redeem shares of the Fund on each day that the Fund is open for business. You may redeem all or a portion of your shares on any business day. Shares of the Fund are redeemed at the next NAV calculated after your redemption request is received in good order.

Tax Information: Dividends and capital gain distributions you receive from the Fund are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Stewart
CAPITAL
Mid Cap Fund

Stewart Capital Mutual Funds
PO Box 2175
Milwaukee, WI 53201-2175